UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2008
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Inverness Medical Innovations, Inc. (the “Company”), hereby further amends its Current Report on Form 8-K, event date February 14, 2008, filed with the SEC on the same day, in order to correct the date of report, as reported in our Current Report on Form 8-K/A filed on March 25, 2008 (the “First Amendment”), and to correct certain scrivener's errors contained in Note 1 to the pro forma financial information contained in the First Amendment.

Item 8.01 Other Events
Item 9.01 Financial Statements And Exhibits
     (b) Pro Forma Financial Information
     Exhibit 99.1 attached hereto and incorporated by reference herein provides an unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and an unaudited pro forma condensed combined balance sheet as of December 31, 2007, in each case giving pro forma effect to:
•	the Company’s pending acquisition of Matria;

•	as to the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2007:
o	the Company’s November 2007 issuance of 13.6 million of common stock for net proceeds of $806.9 million; and

o	the Company’s acquisition of Cholestech Corporation (“Cholestech”) in September 2007;

o	the Company’s acquisition of Biosite Incorporated (“Biosite”) in June 2007 and the related financing transactions;

o	the disposition of the Company’s consumer diagnostics business and the related formation of the Company’s 50/50 joint venture with The Procter & Gamble Company (collectively, the “Joint Venture”) in May 2007;

o	the Company’s acquisition of Instant Technologies, Inc. (“Instant”) in March 2007;
     The foregoing pro forma financial statements show separately (a) the combined pro forma effects of the acquisitions of Biosite (including the related financing transactions), Cholestech and Instant, and the establishment of the Joint Venture, all of which transactions have been completed, and (b) the pro forma effect of the pending acquisition of Matria, which has not yet been consummated and which remains subject to the satisfaction of various customary closing conditions.
     The Company’s historical balance sheet as of December 31, 2007 reflects the acquisitions of Biosite (including the related financing transactions), Cholestech and Instant, the November 2007 public offering and the establishment of the Joint Venture.

     (d) Exhibits

Exhibit
Number	Description

99.1	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and unaudited pro forma condensed combined balance sheet as of December 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

BY:	/s/ David Teitel

David Teitel
Chief Financial Officer
Dated: March 27, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and unaudited pro forma condensed combined balance sheet as of December 31, 2007.